UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21724

AGIC International & Premium Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	February 29, 2012

Date of reporting period:	February 29, 2012

ITEM 1: REPORT TO SHAREHOLDERS

February 29, 2012

AGIC International & Premium Strategy Fund

Contents

Letter to Shareholders	2–3

Fund Insights/Performance & Statistics	4–6

Schedule of Investments	7–12

Statement of Assets and Liabilities	13

Statement of Operations	14

Statement of Changes in Net Assets	15

Notes to Financial Statements	16–22

Financial Highlights	23

Report of Independent Registered Public Accounting Firm	24

Tax Information/Annual Shareholder Meeting Results/Changes to Board of Trustees	25

A Note Regarding Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	26

Privacy Policy/Proxy Voting Policies & Procedures	27

Dividend Reinvestment Plan	28–29

Board of Trustees	30–31

Fund Officers	32

2.29.12 | AGIC International & Premium Strategy Fund Annual Report 1

Dear Shareholder:

Global stock markets struggled during the twelve-month fiscal reporting period ended February 29, 2012, as a variety of economic and geopolitical worries in Europe, Asia and the Middle East sparked market volatility that at times was extraordinary.

Twelve Months in Review through February 29, 2012

For the fiscal year ended February 29, 2012, AGIC International & Premium Strategy Fund (the “Fund”) declined -8.48% on net asset value (“NAV”) and -12.75% on market price. The unmanaged MSCI Europe Australasia and Far East Index, which is generally representative of stocks in developed countries outside the U.S., declined -7.45% in U.S. dollar terms. The Standard & Poor’s 500 Index, an unmanaged index that is generally representative of the U.S. stock market, rose 5.12% and the Barclays Capital Credit Investment Grade Index rose 6.75% during the twelve-month reporting period.

The largest headwind for global markets during the fiscal period was the ongoing sovereign debt crisis in the European Union. During the twelve-month period, additional measures were taken to shore up the finances of weaker members of the 17-nation E.U., notably Greece. Some analysts contend that the E.U. crisis, now entering its fourth year, will likely take some time to play out. This has raised questions regarding the long-term viability of the Euro.

Hans W. Kertess Chairman

Brian S. Shlissel President & CEO

Due to the sheer size of the E.U.’s collective economy, which rivals that of the United States, its slowdown has adversely impacted the global economy. For example, the U.S. sends approximately one-fifth of its exports to Europe. A slow down or recession on the continent would unquestionably be felt on this side of the Atlantic as well, given the impact it would have on demand for American goods and services.

Europe was not the only region beset by problems. The Middle East was embroiled in a region-wide uprising that toppled several governments and sparked western military involvement. Japan, the world’s third-biggest economy, was rocked in quick sequence by an earthquake, tsunami and a nuclear meltdown. The Mideast turmoil put upward

2  AGIC International & Premium Strategy Fund Annual Report | 2.29.12

pressure on oil prices, while the Japanese tragedy rippled through the global supply chain, hampering a broad swath of the manufacturing sector. Moreover, China, the world’s second largest economy, raised interest rates several times in an effort to tame inflation. Chinese authorities lowered the economic growth forecast for the next year to an annual rate of 7.5%.

Positioned To Face Today’s Challenges

In addition to Europe’s ongoing sovereign debt crisis and China’s slowdown, the growing possibility of military action by Israel and/or the United States against Iran looms over the investment landscape. The geopolitical, economic and investment uncertainties associated with this are numerous and difficult to analyze with any reasonable degree of clarity. Oil prices have moved higher in recent months in no small part because of fears of supply disruptions. Consequently, there is sufficient reason to be cautious in the months ahead.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ closedendfunds.

For specific information on the Fund and its performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Allianz Global Investors Capital LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

2.29.12 | AGIC International & Premium Strategy Fund Annual Report 3

AGIC International & Premium Strategy Fund Fund Insights

February 29, 2012 (unaudited)

Performance Overview

For the annual period ended February 29, 2012, AGIC International & Premium Strategy Fund declined -8.48% on net asset value (“NAV”) and -12.75% on market price.

Market Environment

During the annual reporting period, international stocks declined as sovereign headwinds in Europe and the earthquake and tsunami in Japan damped sentiment towards equities. International markets experienced a seesaw of returns, initially declining during the annual reporting period and rallying toward the end of 2011 and early 2012. Europe was in the spotlight as politicians seemed to have a plan to fix the Greek debt crisis, but optimism slowly faded as 2011 came to an end and concerns of financial contagion spread. Ratings agencies stirred macro fears, downgrading Portugal, Belgium and Hungary. In recent months, Germany, France and several of the continent’s largest banks were placed on negative credit watch. Equity correlations remained elevated as investors continued to focus on the sovereign situation in Europe, whereby sentiment, both positive and negative, cascaded across equities worldwide. Japan was shaken by a 9.0 magnitude earthquake and ensuing tsunami, which initially threatened a recent turnaround in economic prospects. Japan continues with post-quake reconstruction, rallying in recent months due to cheap valuations and policymakers launching new steps to halt deflation. Despite the cautionary market undertones, investors were focused on the prospects of an increase in global growth in recent months and the belief that corporate earnings would continue to trend higher.

The Chicago Board Options Exchange Volatility Index (“VIX”) started the reporting period just above 21, and then spiked dramatically at the end of July and into August corresponding to European sovereign debt fears and weak U.S. economic figures. The VIX peaked at 48.0 on August 8, 2011 and set the new high mark for the fiscal year. The VIX declined over the remaining

4  AGIC International & Premium Strategy Fund Annual Report | 2.29.12

AGIC International & Premium Strategy Fund Fund Insights

February 29, 2012 (unaudited) (continued)

months of the reporting period and ended February 2012 several points below its level of one year prior.

Fund Commentary

Within the international sleeve, financials were the primary source of relative performance for the reporting period, advancing primarily as a result of a focus on higher quality. Bottom-up stock selection coupled with an overweight allocation to energy also provided a boost to returns over the last 12 months. Meanwhile, a relative overweight and negative stock selection in telecommunications services detracted from results, as did selections in the materials sector. Country results were led by the United Kingdom, where strong bottom-up stock selection and a relative overweight allocation proved positive. Japan and Italy also advanced due to stock selection. Conversely, allocations to Germany, France, and Spain detracted from performance as bottom-up selections lagged due in part to high stock correlations which resulted in an inability for differentiation among higher quality and lower quality companies.

Outlook

For international equity markets, macro events will likely continue to have a significant influence in 2012. These include the ongoing sovereign crisis in Europe, a presidential election in the U.S., and potential for a slowing Chinese economy. Global leading economic indicators should continue to improve in the U.S., while policy makers in Europe are preparing liquidity facilities to support their economies. After the recent de-rating, we believe international equity valuations are attractive, although there is a risk of earnings downgrades for the market as a whole. In this time of economic uncertainty, we are focusing on quality companies with sustainable earnings power and higher return to shareholders. Our focus on these companies that are benefiting from positive, sustainable change should continue to drive performance over the economic cycle.

2.29.12 | AGIC International & Premium Strategy Fund Annual Report 5

AGIC International & Premium Strategy Fund
Performance & Statistics

February 29, 2012 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	-12.75%	-8.48%
5 Year	-4.88%	-3.24%
Commencement of Operations (4/29/05) to 2/29/12	2.18%	3.08%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (4/29/05) to 2/29/12	Market Price	$11.14
	NAV	$11.74
	Discount to NAV	(5.11)%
	Market Price Yield(2)	3.95%
	Allocation of Investments by Country (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net short-term capital gains from option premium and the sale of portfolio securities, if any) payable to shareholders by the market price per share at February 29, 2012.

6  AGIC International & Premium Strategy Fund Annual Report | 2.29.12

AGIC International & Premium Strategy Fund Schedule of Investments

February 29, 2012

Shares		Value
COMMON STOCK – 98.3%

Australia – 7.4%
Biotechnology – 3.7%
123,948	CSL Ltd.	$4,350,746
Commercial Services & Supplies – 0.7%
189,217	Downer EDI Ltd. (b)	798,545
Metals & Mining – 3.0%
55,687	BHP Billiton Ltd.	2,155,948
18,601	Newcrest Mining Ltd.	663,855
9,801	Rio Tinto Ltd.	704,115
		3,523,918
Belgium – 0.9%
Chemicals – 0.7%
25,259	Tessenderlo Chemie NV	826,537
Oil, Gas & Consumable Fuels – 0.2%
27,391	Euronav NV (b)	197,738
China – 0.1%
Personal Products – 0.1%
465,000	Real Nutriceutical Group	165,602
Denmark – 0.7%
Construction & Engineering – 0.7%
9,950	FLSmidth & Co. A/S	788,732
Electrical Equipment – 0.0%
4,800	Vestas Wind Systems A/S (b)	49,260
Finland – 1.3%
Auto Components – 0.5%
13,200	Nokian Renkaat Oyj	585,943
Communications Equipment – 0.8%
178,126	Nokia Oyj	936,128
France – 6.0%
Automobiles – 0.3%
14,943	Peugeot S.A.	298,667
Commercial Banks – 1.1%
27,495	BNP Paribas S.A.	1,338,087
Diversified Telecommunication Services – 1.9%
118,394	France Telecom S.A.	1,805,204
21,394	Vivendi S.A.	458,566
		2,263,770
Electric Utilities – 0.2%
9,219	Electricite de France S.A.	229,073
Electrical Equipment – 0.7%
19,616	Alstom S.A.	843,166
Oil, Gas & Consumable Fuels – 1.8%
36,497	Total S.A.	2,041,661

2.29.12 | AGIC International & Premium Strategy Fund Annual Report 7

AGIC International & Premium Strategy Fund Schedule of Investments

February 29, 2012 (continued)

Shares		Value
Germany – 6.1%
Automobiles – 1.1%
21,187	Daimler AG	$1,280,577
Chemicals – 1.4%
34,176	K&S AG	1,706,586
Electric Utilities – 0.8%
38,991	E.ON AG	893,879
Diversified Financial Services – 0.9%
15,459	Deutsche Boerse AG	1,026,352
Multi-Utilities – 0.6%
16,213	RWE AG	738,019
Pharmaceuticals – 1.1%
17,065	Bayer AG	1,262,329
Semiconductors & Semiconductor Equipment – 0.2%
11,500	Aixtron SE	188,786
Greece – 0.1%
Commercial Banks – 0.1%
29,019	National Bank of Greece S.A. (b)	89,457
Hong Kong – 3.2%
Airlines – 0.7%
425,000	Cathay Pacific Airways Ltd.	841,030
Diversified Financial Services – 0.1%
94,000	First Pacific Co., Ltd.	104,967
Real Estate Management & Development – 2.4%
180,000	Hang Lung Group Ltd.	1,212,140
159,500	Kerry Properties Ltd.	758,267
586,000	New World Development Ltd.	807,712
		2,778,119
Ireland – 0.0%
Insurance – 0.0%
48,618	Irish Life & Permanent Group Holdings PLC (b)	2,785
Italy – 2.2%
Electric Utilities – 0.9%
271,908	Enel SpA	1,090,764
Oil, Gas & Consumable Fuels – 1.3%
66,956	Eni SpA	1,539,943
Japan – 18.9%
Auto Components – 0.4%
29,200	Tokai Rika Co., Ltd.	515,021
Automobiles – 1.7%
48,300	Toyota Motor Corp.	2,007,808
Beverages – 0.3%
34,000	Kirin Holdings Co., Ltd.	401,052
Building Products – 0.7%
29,500	Daikin Industries Ltd.	879,215

8  AGIC International & Premium Strategy Fund Annual Report | 2.29.12

AGIC International & Premium Strategy Fund Schedule of Investments

February 29, 2012 (continued)

Shares		Value
Commercial Banks – 0.3%
81,900	Resona Holdings, Inc.	$391,808
Construction & Engineering – 0.4%
64,000	Kinden Corp.	507,742
Consumer Finance – 0.5%
46,500	Promise Co., Ltd. (b)	561,704
Diversified Telecommunication Services – 2.0%
48,700	Nippon Telegraph & Telephone Corp.	2,292,425
Electronic Equipment, Instruments & Components – 0.2%
27,300	Mitsumi Electric Co., Ltd.	262,792
Leisure Equipment & Products – 2.0%
23,000	Nikon Corp.	626,498
36,200	Sankyo Co., Ltd.	1,743,152
		2,369,650
Machinery – 2.4%
301,000	Hino Motors Ltd.	2,146,654
36,500	Shima Seiki Manufacturing Ltd.	692,333
		2,838,987
Marine – 2.0%
133,000	Kawasaki Kisen Kaisha Ltd.	280,904
147,000	Mitsui OSK Lines Ltd.	671,919
450,000	Nippon Yusen KK	1,348,580
		2,301,403
Multiline Retail – 0.3%
88,500	Daiei, Inc. (b)	315,845
Pharmaceuticals – 0.7%
10,500	Astellas Pharma, Inc.	431,302
19,700	Daiichi Sankyo Co., Ltd.	362,202
		793,504
Road & Rail – 0.5%
8,600	East Japan Railway Co.	550,495
Software – 0.2%
1,300	Nintendo Co., Ltd.	194,317
Tobacco – 0.4%
81	Japan Tobacco, Inc.	430,310
Trading Companies & Distributors – 2.8%
545,900	Sojitz Corp.	1,016,175
153,300	Sumitomo Corp.	2,275,379
		3,291,554
Wireless Telecommunication Services – 1.1%
119	KDDI Corp.	755,497
282	NTT DoCoMo, Inc.	481,016
		1,236,513
Norway – 5.2%
Chemicals – 2.6%
63,200	Yara International ASA	3,098,125

2.29.12 | AGIC International & Premium Strategy Fund Annual Report 9

AGIC International & Premium Strategy Fund Schedule of Investments

February 29, 2012 (continued)

Shares		Value
Commercial Banks – 2.6%
232,600	DnB ASA	$2,985,562
Singapore – 0.7%
Airlines – 0.7%
99,000	Singapore Airlines Ltd.	869,710
Spain – 6.6%
Commercial Banks – 1.9%
260,361	Banco Santander S.A.	2,155,180
Construction & Engineering – 0.1%
5,517	ACS Actividades de Construcciones y Servicios S.A.	163,607
Diversified Telecommunication Services – 3.1%
216,087	Telefonica S.A.	3,677,596
Electric Utilities – 0.8%
162,409	Iberdrola S.A.	959,554
Insurance – 0.7%
226,669	Mapfre S.A.	778,509
Sweden – 1.4%
Commercial Banks – 0.8%
95,400	Nordea Bank AB	919,396
Personal Products – 0.6%
20,850	Oriflame Cosmetics S.A. SDR	721,420
Switzerland – 8.8%
Chemicals – 1.1%
3,892	Syngenta AG (b)	1,270,439
Electrical Equipment – 1.8%
101,818	ABB Ltd. (b)	2,084,180
Food Products – 0.3%
6,148	Nestle S.A.	375,857
Insurance – 3.1%
14,565	Zurich Financial Services AG (b)	3,671,064
Pharmaceuticals – 1.9%
12,695	Roche Holdings AG	2,209,622
Textiles, Apparel & Luxury Goods – 0.6%
1,640	Swatch Group AG	742,915
United Kingdom – 28.4%
Aerospace & Defense – 0.2%
56,269	BAE Systems PLC	279,562
Capital Markets – 0.3%
53,500	ICAP PLC	327,209
Commercial Banks – 2.3%
98,123	Barclays PLC	379,961
133,443	Royal Bank of Scotland Group PLC (b)	59,262
88,325	Standard Chartered PLC	2,272,214
		2,711,437

10  AGIC International & Premium Strategy Fund Annual Report | 2.29.12

AGIC International & Premium Strategy Fund Schedule of Investments

February 29, 2012 (continued)

Shares		Value
Food & Staples Retailing – 1.8%
462,495	WM Morrison Supermarkets PLC	$2,132,497
Food Products – 3.5%
127,149	Unilever PLC	4,110,487
Industrial Conglomerates – 0.2%
17,062	Cookson Group PLC	182,971
Insurance – 2.4%
760,522	Old Mutual PLC	1,921,598
227,246	Standard Life PLC	839,596
		2,761,194
Metals & Mining – 4.1%
32,097	Anglo American PLC	1,353,039
67,080	BHP Billiton PLC	2,169,548
22,080	Rio Tinto PLC	1,252,584
		4,775,171
Oil, Gas & Consumable Fuels – 6.4%
302,677	BP PLC	2,368,324
	Royal Dutch Shell PLC,
76,148	Class A	2,770,757
64,079	Class B	2,375,220
		7,514,301
Pharmaceuticals – 0.2%
12,796	GlaxoSmithKline PLC	282,764
Road & Rail – 1.0%
265,208	Stagecoach Group PLC	1,128,848
Tobacco – 2.5%
36,306	British American Tobacco PLC	1,831,291
26,250	Imperial Tobacco Group PLC	1,039,418
		2,870,709
Wireless Telecommunication Services – 3.5%
1,536,950	Vodafone Group PLC	4,140,418
United States – 0.3%
Machinery – 0.3%
10,440	Colfax Corp. (b)	355,169
Total Common Stock (cost-$199,512,320)		115,178,784

PREFERRED STOCK – 0.5%
Germany – 0.5%
Media – 0.5%
23,486	ProSiebenSat.1 Media AG (cost-$782,459)	610,604

                                                2.29.12 | AGIC International & Premium Strategy Fund Annual Report  11

AGIC International & Premium Strategy Fund Schedule of Investments

February 29, 2012 (continued)

Principal Amount (000s)			Value
Repurchase Agreements – 1.1%
$1,247		State Street Bank & Trust Co., dated 2/29/12, 0.01%, due 3/1/12, proceeds $1,247,000; collateralized by Freddie Mac, 4.00%, due 11/25/26, valued at $1,275,672 including accrued interest (cost-$1,247,000)	$1,247,000
Total Investments (cost-$201,541,779) (a) – 99.9%			117,036,388
Other assets less liabilities – 0.1%			100,882
Net Assets – 100%			$117,137,270

Notes to Schedule of Investments:
(a)

Securities with an aggregate value of $113,275,486, representing 96.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b)	Non-income producing.

Glossary:
SDR	-	Swedish Depository Receipt

12  AGIC International & Premium Strategy Fund Annual Report | 2.29.12 | See accompanying Notes to Financial Statements.

AGIC International & Premium Strategy Fund Statement of Assets and Liabilities February 29, 2012

Assets:
Investments, at value (cost-$201,541,779)	$117,036,388
Cash	686
Dividends and interest receivable (net of foreign withholding tax)	238,185
Tax reclaims receivable	66,067
Prepaid expenses	1,876
Total Assets	117,343,202

Liabilities:
Accrued expenses	113,982
Investment management fee payable	91,950
Total Liabilities	205,932
Net Assets	$117,137,270

Composition of Net Assets:
Common Shares:
Par value ($0.00001 per share, applicable to 9,980,138 shares issued and outstanding)	$100
Paid-in-capital in excess of par	202,664,209
Dividends in excess of net investment income	—
Accumulated net realized loss	(1,020,583)
Net unrealized depreciation of investments and foreign currency transactions	(84,506,456)
Net Assets	$117,137,270
Net Asset Value Per Share	$11.74

See accompanying Notes to Financial Statements. | 2.29.12 | AGIC International & Premium Strategy Fund Annual Report 13

AGIC International & Premium Strategy Fund Statement of Operations Year ended February 29, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $463,624)	$5,433,901
Interest and other income	1,077
Total Investment Income	5,434,978

Expenses:
Investment management fees	1,238,875
Custodian and accounting agent fees	181,922
Shareholder communications	62,539
Audit and tax services	61,499
Transfer agent fees	36,156
New York Stock Exchange listing fees	21,250
Trustees’ fees and expenses	14,655
Legal fees	11,055
Insurance expense	5,024
Miscellaneous	3,429
Total Expenses	1,636,404

Net Investment Income	3,798,574

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(159,153)
Foreign currency transactions	3,756
Net change in unrealized appreciation/depreciation of:
Investments	(16,601,611)
Foreign currency transactions	(14,029)
Net realized and change in unrealized loss on investments and foreign currency transactions	(16,771,037)
Net Decrease in Net Assets Resulting from Investment Operations	$(12,972,463)

14  AGIC International & Premium Strategy Fund Annual Report | 2.29.12 | See accompanying Notes to Financial Statements.

AGIC International & Premium Strategy Fund Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Investment Operations:
Net investment income	$3,798,574	$2,512,921
Net realized gain (loss) on investments, call options written and foreign currency transactions	(155,397)	2,116,564
Net change in unrealized appreciation/depreciation of investments, call options written and foreign currency transactions	(16,615,640)	16,208,807
Net increase (decrease) in net assets resulting from investment operations	(12,972,463)	20,838,292

Dividends and Distributions to Shareholders from:
Net investment income	(3,760,477)	(3,542,468)
Net realized gains	(629,469)	(1,112,230)
Return of capital	(11,553,487)	(12,358,906)
Total dividends and distributions to shareholders	(15,943,433)	(17,013,604)

Common Share Transactions:
Reinvestment of dividends and distributions	419,738	1,449,577
Total increase (decrease) in net assets	(28,496,158)	5,274,265

Net Assets:
Beginning of year	$145,633,428	140,359,163
End of year (including dividends in excess of net investment income of $— and $(41,853), respectively)	$117,137,270	$145,633,428

Shares Issued in Reinvestment of Dividends and Distributions	30,977	105,141

See accompanying Notes to Financial Statements. | 2.29.12 | AGIC International & Premium Strategy Fund Annual Report 15

AGIC International & Premium Strategy Fund Notes to Financial Statements

February 29, 2012

1. Organization and Significant Accounting Policies

AGIC International & Premium Strategy Fund (the “Fund”) was organized as a Massachusetts business trust on February 24, 2005. Prior to commencing operations on April 29, 2005, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AMM”) formerly Allianz Global Investors of America L.P. prior to December 31, 2011. Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common shares authorized.

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. Under normal market conditions the Fund pursues its investment objective by investing in a diversified portfolio of equity securities of companies located outside of the United States. The Fund will also employ a strategy of writing (selling) call options on stocks held in the international equity portfolio and on equity indexes in an attempt to generate gains from option premiums. There can be no assurance that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result, certain agreements may be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual periods beginning on or after December 15, 2011. Fund management is evaluating the implications of this change.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. Fund management is evaluating the implications of this change.

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. Fund management is currently evaluating the effect that the guidance may have on it’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures approved by the Board of Trustees, or persons acting at their discretion pursuant to procedures approved by the Board of Trustees. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market

16  AGIC International & Premium Strategy Fund Annual Report | 2.29.12

AGIC International & Premium Strategy Fund Notes to Financial Statements

February 29, 2012

1. Organization and Significant Accounting Policies (continued)

makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair-value securities using modeling tools provided by third-party vendors. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and these differences could be material to the Fund’s financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•   Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•   Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•   Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the year ended February 29, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized the estimation of the price that would have prevailed in a liquid market for international equities given information available at the time of evaluation.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information

2.29.12 | AGIC International & Premium Strategy Fund Annual Report 17

AGIC International & Premium Strategy Fund Notes to Financial Statements

February 29, 2012

1. Organization and Significant Accounting Policies (continued)

received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at February 29, 2012 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/29/12
Investments in Securities – Assets
Common Stock:
Australia	$2,155,948	$6,517,261	–	$8,673,209
Ireland	2,785	–	–	2,785
United States	355,169	–	–	355,169
All Other	–	106,147,621	–	106,147,621
Preferred Stock	–	610,604	–	610,604
Repurchase Agreements	–	1,247,000	–	1,247,000
Total Investments	$2,513,902	$114,522,486	–	$117,036,388

There were no significant transfers between Levels 1 and 2 during the year ended February 29, 2012.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 29, 2012, was as follows:

	Beginning Balance 2/28/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 2/29/12
Investments in Securities – Assets
Common Stock:
Australia	$10,384,547	$3,671,822	$(4,636,363)	–	$223,338	$(970,135)	–	$(8,673,209)	–

*Transferred out of Level 3 into Level 1 and Level 2 because sufficient observable inputs were available.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date that the Fund, using reasonable diligence, becomes aware of such dividends. Interest income, adjusted for the accretion of discount and amortization of premiums, if applicable, is recorded on an accrual basis. Payments received from certain investments may be comprised of dividends and realized gains. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains upon receipt of information from the issuer.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund

18  AGIC International & Premium Strategy Fund Annual Report | 2.29.12

AGIC International & Premium Strategy Fund Notes to Financial Statements

February 29, 2012

1. Organization and Significant Accounting Policies (continued)

management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at February 29, 2012. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares quarterly dividends and distributions from net investment income and gains from option premiums and the sale of portfolio securities, if any. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividend and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent that dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period-end exchange rates is reflected as a component of net unrealized appreciation (depreciation) of investments, options written and foreign currency transactions. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(g) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(h) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, foreign currency and credit risks.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies

2.29.12 | AGIC International & Premium Strategy Fund Annual Report 19

AGIC International & Premium Strategy Fund Notes to Financial Statements

February 29, 2012

2. Principal Risks (continued)

will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s Sub-Adviser, Allianz Global Investors Capital LLC (“AGIC” or the “Sub-Adviser”), seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Option Transactions

The Fund may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of its investment strategies.

When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire

20  AGIC International & Premium Strategy Fund Annual Report | 2.29.12

AGIC International & Premium Strategy Fund Notes to Financial Statements

February 29, 2012

3. Financial Derivative Instruments (continued)

unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value. There were no option transactions during the year ended February 29, 2012.

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refer to the total assets of the Fund (including assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

Purchases and sales of investments, other than short-term securities, for the year ended February 29, 2012, were $20,657,748 and $29,636,031, respectively.

6. Income Tax Information

The tax character of dividends paid was:

	Year ended February 29, 2012	Year ended February 28, 2011
Ordinary Income	$4,104,560	$4,654,698
Return of Capital	11,553,487	12,358,906
Long-Term Capital Gain	285,386	–

In accordance with U.S. Treasury regulations, the Fund elected to defer realized Long-term capital losses of $871,476 arising after October 31, 2011.

For the year ended February 29, 2012, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions. These adjustments were to decrease dividend in excess of net investment income and increase accumulated net realized loss by $3,756.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At February 29, 2012, the cost basis of portfolio securities for federal income tax purposes was $201,690,886. Gross unrealized appreciation was $221,805; gross unrealized depreciation was $84,876,303; and net unrealized depreciation for federal income tax purposes was $84,654,498. The difference between book and tax cost was primarily attributable to wash sales loss deferrals.

2.29.12 | AGIC International & Premium Strategy Fund Annual Report 21

AGIC International & Premium Strategy Fund Notes to Financial Statements

February 29, 2012

7. Subsequent Events

On March 9, 2012, a dividend of $0.40 per share was declared to shareholders payable March 29, 2012 to shareholders of record on March 19, 2012.

There were no other subsequent events that required recognition or disclosure. In preparing these financial statements, Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

22  AGIC International & Premium Strategy Fund Annual Report | 2.29.12

AGIC International & Premium Strategy Fund Financial Highlights For a share outstanding throughout each year:

	Year ended
	February 29, 2012	February 28, 2011		February 28, 2010		February 28, 2009		February 29, 2008
Net asset value, beginning of year	$14.64	$14.26		$11.23		$21.75		$28.52
Investment Operations:
Net investment income	0.38	0.26		0.31		0.48		0.49
Net realized and change in unrealized gain (loss) on investments, call options written and foreign currency transactions	(1.68)	1.84		4.56		(8.93)		(1.48)
Total from investment operations	(1.30)	2.10		4.87		(8.45)		(0.99)
Dividends and Distributions to Shareholders from:
Net investment income	(0.38)	(0.36)		(0.31)		(0.46)		(0.48)
Net realized gains	(0.06)	(0.11)		(0.62)		(1.61)		(5.29)
Return of capital	(1.16)	(1.25)		(0.91)		–		(0.01)
Total dividends and distributions to shareholders	(1.60)	(1.72)		(1.84)		(2.07)		(5.78)
Net asset value, end of year	$11.74	$14.64		$14.26		$11.23		$21.75
Market price, end of year	$11.14	$14.61		$14.89		$9.48		$20.81
Total Investment Return (1)	(12.75)%	10.91%		80.96%		(48.14)%		(14.25)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$117,137	$145,633		$140,359		$109,823		$212,627
Ratio of expenses to average net assets	1.32%	1.27	%(2)	1.32	%(2)	1.32	%(2)	1.25	%(2)
Ratio of net investment income to average net assets	3.07%	1.84%		2.11%		2.70%		1.78%
Portfolio turnover	17%	47%		36%		152%		179%

(1)        Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Income dividends, capital gain and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)        Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See Note 1(h) in Notes to Financial Statements).

See accompanying Notes to Financial Statements. | 2.29.12 | AGIC International & Premium Strategy Fund Annual Report 23

AGIC International & Premium Strategy Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

AGIC International & Premium Strategy Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AGIC International & Premium Strategy Fund (the “Fund”) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2012

24  AGIC International & Premium Strategy Fund Annual Report | 2.29.12

Tax Information/Annual
Shareholder Meeting
Results/Changes to
AGIC International & Premium Strategy Fund	Board of Trustees (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year ended February 29, 2012 as to the federal tax status of dividends and distributions received by shareholders during such tax year.

During the year ended February 29, 2012, the Fund distributed 15% Long-Term capital gain in the amount of $285,386.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates 100% of ordinary dividends paid (or the maximum allowable) as qualified dividend income.

Foreign Tax Credit:

The Fund has elected to pass-through the credit for the taxes paid to foreign countries. The gross foreign income dividend and foreign tax per share paid during the fiscal year ended February 29, 2012 is $0.591543 and $0.046503, respectively.

Shareholders are advised to consult their tax advisor to determine how this information may apply to their particular tax situation.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2012. In January 2013, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2012. The amount that will be reported will be the amount to use on your 2012 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended February 29, 2012. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on July 20, 2011. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Election of Deborah A. DeCotis – Class II to serve until 2013	8,882,748	270,318
Election of Bradford K. Gallagher – Class II to serve until 2013	8,881,347	271,719
Re-election of Alan Rappaport – Class III to serve until 2014	8,790,405	362,661
Re-election of John C. Maney† – Class III to serve until 2014	8,885,304	267,762

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Paul Belica, James A. Jacobson, Hans W. Kertess and William B. Ogden, IV, continued to serve as Trustees.

†  Interested Trustee

Changes to Board of Trustees:

Effective March 7, 2011, the Fund’s Board of Trustees appointed Deborah A. DeCotis as a Class II Trustee to serve until 2011.

Paul Belica retired from the Fund’s Board of Trustees on December 31, 2011.

2.29.12 | AGIC International & Premium Strategy Fund Annual Report 25

A Note Regarding Matters Relating
to the Trustees’ Consideration
of the Investment Management &
Portfolio Management
AGIC International & Premium Strategy Fund	Agreements (unaudited)

Reference is made to the section of the Fund’s August 31, 2011 Semi-Annual Report (the “August Semi-Annual Report”) entitled “Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements,” which discussed the material factors and conclusions that formed the basis for the Board’s approval, at its June 14-15, 2011 in-person meeting (the “June 2011 contract review meeting”), of the continuance of the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”) for a one-year period commencing July 1, 2011.

Subsequent to the date of the June 2011 contract review meeting, it was discovered that there were certain inaccuracies in the information provided to the Board by Morningstar Associates LLC (“Morningstar”) with respect to the performance and/or expense figures shown for the Fund and its related rankings among peer group funds. In consultation with the Investment Manager, Morningstar produced a revised version of the information correcting the identified inaccuracies, which was provided to the Trustees for their consideration at a meeting held on December 13-14, 2011.

In considering the revised information, the Trustees noted, among other differences, that the following information from the revised Morningstar materials differed from information summarized in the August Semi-Annual Report as having been considered by the Trustees at the June 2011 contract review meeting:

The Fund actually ranked fourth out of eleven funds, rather than fourth out of ten funds in actual management fees.

With respect to Fund performance (based on net asset value) the Fund actually ranked sixth rather than fifth and seventh out of eleven funds for the one-year and three-year periods ended February 28, 2011, respectively, and second out of four funds rather that fourth out of four funds for the five year period ended February 28, 2011.

After considering the revised Morningstar information, and taking into account the other information and factors considered as part of the June 2011 contract review meeting, the Trustees, including the non-interested Trustees, determined at their December 2011 meeting that the revised Morningstar information, if it had been considered at the time of the June 2011 contract review meeting, would not have changed their determination to approve the continuance of the Fund’s Advisory Agreement and Sub-Advisory Agreement for a one-year period commencing July 1, 2011, as specified in the August Semi-Annual Report.

26  AGIC International & Premium Strategy Fund Annual Report | 2.29.12

AGIC International & Premium Strategy Fund
Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

2.29.12 | AGIC International & Premium Strategy Fund Annual Report 27

AGIC International & Premium Strategy Fund
Dividend Reinvestment Plan (unaudited)

Automatic Dividend Reinvestment Plan

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment / voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent.

Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.bnymellon.com/shareowner/equityaccess, by calling (800) 254-5197, by writing to the Plan Agent, BNY Mellon Investment Servicing (US) Inc., at P.O. Box 358035, Pittsburgh, PA 15252-8035, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least ten (10) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment.

Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

28  AGIC International & Premium Strategy Fund Annual Report | 2.29.12

AGIC International & Premium Strategy Fund
Dividend Reinvestment Plan (unaudited) (continued)

Shares held through nominees. If your common shares are held through a broker, bank or other nominee (together, a “nominee”) and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions–i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035; telephone number: (800) 254-5197; web site: www.bnymellon.com/shareowner/equityaccess.

2.29.12 | AGIC International & Premium Strategy Fund Annual Report 29

AGIC International & Premium Strategy Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Trustees since: 2007

Trustee since: 2005

Term of office: Expected to stand for re-election

at 2012 annual meeting of shareholders.

Trustee/Director of 57 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis
Date of Birth: 11/13/52
Trustee since: 2011
Term of office: Expected to stand for re-election

at 2013 annual meeting of shareholders.

Trustee/Director of 57 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

Bradford K. Gallagher
Date of Birth: 2/28/44
Trustee since: 2010
Term of office: Expected to stand for re-election

at 2013 annual meeting of shareholders.

Trustee/Director of 57 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors
ETF Trust (2009-2010) and Trustee of
Nicholas-Applegate Institutional Funds
(2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson
Date of Birth: 2/3/45
Trustee since: 2009

Term of office: Expected to stand for re-election
at 2013 annual meeting of shareholders.

Trustee/Director of 57 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual
Funds Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006

Term of office: Expected to stand for re-election
at 2012 annual meeting of shareholders.

Trustee/Director of 57 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

30  AGIC International & Premium Strategy Fund Annual Report | 2.29.12

AGIC International & Premium Strategy Fund Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Alan Rappaport
Date of Birth: 3/13/53
Trustee since: 2010

Term of office: Expected to stand for re-election
at 2014 annual meeting of shareholders.

Trustee/Director of 57 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†
Date of Birth: 8/3/59
Trustee since: 2006

Term of office: Expected to stand for re-election
at 2014 annual meeting of shareholders.

Trustee/Director of 80 funds in Fund Complex
Trustee/Director of no funds outside the Fund Complex

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. since January 2005 and also Chief Operating Officer of Allianz Asset Management of America L.P. since November 2006.

†        Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities.

2.29.12 | AGIC International & Premium Strategy Fund Annual Report 31

AGIC International & Premium Strategy Fund Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2005

Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 27 funds in the Fund Complex; President of 53 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2005

Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2005

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Asset Management of America L.P.; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2005	Senior Vice President, Chief Compliance Officer, Allianz Asset Management of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Vice President of Allianz Asset Management of America L.P.; Assistant Secretary of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

32  AGIC International & Premium Strategy Fund Annual Report | 2.29.12

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Deborah A. DeCotis	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
Alan Rappaport	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Allianz Global Investors Capital LLC

600 West Broadway, 30th Floor

San Diego, CA 92101

Custodian & Accounting Agent

State Street Bank & Trust Co.

225 Franklin Street

Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AGIC International & Premium Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its shares in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go www.allianzinvestors.com/edelivery.

AGI-2012-02-28-3029

AZ604AR_022912

ITEM 2. CODE OF ETHICS

(a)               As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)              During the period covered by this report, there were no amendments to a provision of the code of ethics adopted in 2(a) above.

(c)               During the period covered by this report, there were no waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)                   Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $50,000 in 2011 and $51,750 in 2012.

b)                  Audit-Related Fees. There were no audit-related fees billed for each of the last two fiscal years.

c)                   Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $13,520 in 2011 and $13,820 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)                  All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)                   1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AGIC International & Premium Strategy Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financials statements reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)               The aggregate amount of all such permitted non-audit services provided constitutes no more than (I) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)               Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)               Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)              2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)                Not applicable

g)             Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2011 Reporting Period was $2,711,7300 and for the 2011 Reporting Period was $3,134,149.

h)             Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, and Alan Rappaport.

ITEM 6. SCHEDULE OF INVESTMENTS

(a)          Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

AGIC INTERNATIONAL & PREMIUM STRATEGY FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                       It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                       The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  A summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.                                       The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                       This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of the Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and a summary of the detailed proxy voting polices of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.                                       It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                       AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.                                       The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.                                       Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Allianz Global Investors Capital LLC (“AGI Capital”)

Description of Proxy Voting Policy and Procedures

AGI Capital typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AGI Capital seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AGI Capital has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AGI Capital’s general voting positions on specific corporate governance issues and corporate actions. AGI Capital has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. In certain circumstances, a client may request in writing that AGI Capital vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. In that case, AGI Capital will vote the shares held by such client accounts in accordance with their direction which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AGI Capital will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AGI Capital cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AGI Capital may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest. AGI Capital may have conflicts of interest that can affect how it votes its client’s proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out AGI Capital’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between AGI Capital and its clients and to resolve such issues. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act.

The Proxy Committee monitors the outsourcing of voting obligations to the Proxy Provider and AGI Capital’s proxy voting recordkeeping practices; adheres to a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determines a process for voting such issues.

In accordance with the Proxy Guidelines, AGI Capital may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AGI Capital may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AGI Capital may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AGI Capital, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting.

These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

If a client has decided to participate in a securities lending program, AGI Capital will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AGI Capital will use reasonable efforts to notify the client of proxy measures that AGI Capital deems material.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)

As of May 2, 2012, the following individuals have primary responsibility for the day-to-day implementation of the AGIC International & Premium Strategy Fund (“NIA” or the “Fund”):

Steven Tael, Ph.D., CFA

Vice President, Portfolio Manager, Systematic

Mr. Tael has been a portfolio manager since March 2006. Mr. Tael joined Allianz Global Investors Capital LLC (“AGI Capital” or the “Investment Adviser”) via a predecessor affiliate in 2005 and is a member of the Systematic team. Previously, he worked at Mellon Capital Management, where his experience included quantitative model building, model product and portfolio management. Earlier he co-developed a global portfolio risk reporting system for Advisory Systems Engineer for Bank of America and was Director of Information Technologies at AffiniCorp USA. Mr. Tael holds a Ph.D. in applied mathematics and statistics from State University of New York, Stony Brook, and a B.S. and M.A. in mathematics from the University of California, Santa Barbara. He has over sixteen years of relevant experience.

Kunal Ghosh

Senior Vice President, Portfolio Manager, Systematic

Mr. Ghosh has been a portfolio manager since July 2006.  Mr. Ghosh joined AGI Capital via a predecessor affiliate in 2006 and is head of the Systematic team. Prior to joining the firm, Mr. Ghosh was a research associate and then portfolio manager for Barclays Global Investors, where his experience included building and implementing models for portfolio management. Previously he was a quantitative analyst for the Cayuga Hedge Fund.  Mr. Ghosh earned his M.B.A. in finance from Cornell University, his M.S. in Material Engineering from the University of British Columbia, and his B.Tech from Indian Institute of Technology. He has over nine years of relevant experience.

Michael E. Yee
Senior Vice President, Portfolio Manager

Mr. Yee has been a co-portfolio manager since November 2008 and has portfolio management and research responsibilities for the Income and Growth Strategies team. He has been a member of the team since 1999. Mr. Yee was previously an analyst for the Global/Systematic team, held positions in global and domestic portfolio administration areas, and in client service. Prior to joining AGI Capital via a predecessor affiliate in 1995, he worked as a financial consultant for Priority One Financial/Liberty Foundation. Mr. Yee holds an M.B.A. from San Diego State University and a B.S. from the University of California at San Diego. He has over eighteen years of investment industry experience.

(a) (2)

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of February 29, 2012 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

	Other Registered Investment Companies		Other Accounts		Other Pooled Investment Vehicles
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Steven Tael, PhD, CFA	2	$228.6	16	$438.9	7	$762.4	*
Kunal Ghosh	2	$228.6	16	$438.9	7	$762.4	*
Michael E. Yee	5	$2,514	10	$1,513.1	7	$961.9	**

*Of these “Other Pooled Investment Vehicles,” two accounts totaling $521.7 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these “Other Pooled Investment Vehicles,” two accounts totaling $338.2 million in assets pay an advisory fee that is based in part on the performance of the accounts.

Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

The Investment Adviser has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”) may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•                  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When the Investment Adviser considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.  The Investment Adviser considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. The Investment Adviser attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, if the Investment Advisor crosses a trade between performance fee account and a fixed fee account that result in a benefit to the performance fee account and a detriment to the fixed fee account. The Investment Adviser has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. The Investment Adviser maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide the Investment Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the

Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, the Investment Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The Investment Adviser allocates the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

The Investment Adviser’s investment personnel, including each Fund’s Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to Allianz Asset Management of America L.P.’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of the Investment Adviser will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a) (3)

As of February 29, 2012 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

AGI Capital’s compensation plan is designed specifically to be aligned with the interests of its clients. The firm aims to provide rewards for exceptional investment performance and build an enduring firm with a long-term culture of shared success. To that end, in addition to competitive base salaries, it offers both short- and long-term incentive plans.

Compensation and Investment Performance

Short-term incentive pools for investment teams are annual discretionary bonuses funded by the firm’s revenue and allocated based on the performance of the strategies and the teams. The percentage allocated to an investment team is adjusted to reflect performance relative to the benchmark over a one-, three-, and five-year period (the timeframe may vary depending on the strategy). The team pools are then subjectively allocated to team members based on individual contributions to client accounts. This revenue sharing arrangement directly aligns compensation with investment performance.

Long-Term Incentive Plan

A Long-Term Incentive plan provides rewards to certain key staff and executives of Allianz Global Investors’ companies to promote long-term growth and profitability. The plan is based on the operating earnings growth of Allianz Global Investors in the, U.S. and globally. The plan has a three-year vesting schedule and is paid in cash upon vesting.

Overall, AGI Capital believes that competitive compensation is essential to retaining top industry talent. With that in mind, it continually reevaluates its compensation policies against industry benchmarks. The firm’s goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by independent firms including McLagan Partners.

 (a)(4)

The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of February 29, 2012.

AGIC International & Premium Strategy Fund

PM Ownership
Steven Tael	$1 - $10,000
Kunal Ghosh	$1 - $10,000
Michael Yee	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES - NONE

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AGIC International & Premium Strategy Fund

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	May 2, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	May 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	May 2, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	May 2, 2012